UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08229
______________________________________________

UBS Index Trust
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Item 1. Reports to Stockholders.

UBS S&P 500 Index Fund
Annual Report
May 31, 2008

UBS S&P 500 Index Fund

July 15, 2008

Dear shareholder,
We present you with the annual report for UBS S&P 500 Index Fund (the “Fund”) for the 12 months ended May 31, 2008.

Performance
The Fund’s investment goal is to replicate the total return of the S&P 500 Index (the “Index”), before fees and expenses. It seeks to accomplish this goal by buying and holding substantially all of the common stocks comprising the Index. Over the 12 months ended May 31, 2008, the Fund’s Class A shares declined 7.26% net of expenses, before the deduction of any sales charges (after deducting maximum sales charges, the shares declined by 9.59%). During the same period, the Fund’s peer group, the Lipper S&P 500 Index Objective Funds, posted a median decline of 7.10%, while the S&P 500 Index declined by 6.70%.
UBS S&P 500 Index Fund
Investment goal:
Replicate the total return of the S&P 500 Index, before fees and expenses

Portfolio Managers:
Portfolio Management Team, including Ian Ashment UBS Global Asset Management (Americas) Inc.

Commencement:
Class A—October 2, 1998 Class B—November 7, 2003 Class C—October 7, 1998 Class C-2—November 7, 2003 Class Y—December 31, 1997

Dividend payments:
Annually, if any

The Fund’s performance was largely in line with that of the S&P 500 Index, given that the Fund incurs management fees and expenses, unlike the Index. Please keep in mind that it is not possible to invest directly in the Index. (Returns for all share classes over various time periods are shown in “Performance at a glance”, beginning on page 7; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

An interview with Portfolio Manager Ian Ashment
Q.	Can you describe the economic environment during the Fund’s reporting period?
A.	The US economy, which had been fairly resilient through the third quarter of 2007, weakened considerably during the 12-month period ended May 31, 2008. After reporting that second and third quarter gross domestic product (“GDP”) growth were 3.8% and 4.9%, respectively, the US Department of Commerce said that GDP growth sunk to just 0.6% in the fourth quarter of 2007. A variety of factors caused the

UBS S&P 500 Index Fund

economy to stumble, including the ongoing troubles in the housing market and tepid consumer and business spending.

The final estimate for first quarter 2008 GDP growth was a modest 1.0%. Housing prices continued to fall and credit conditions remained tight due, in part, to the massive write-downs associated with subprime mortgages. While the job market had held up relatively well during the first half of the reporting period, it too has faltered. The US Labor Department announced that payrolls fell in each of the first five months of 2008, and the unemployment rate reached 5.5% in May—its highest level since October 2004. Despite slowing growth, inflationary pressures are mounting. Typically, when economic growth slows, falling demand helps to temper rising prices. However, record high oil and rising food prices have elevated the level of inflation.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed has been extremely aggressive in attempting to ease the credit crunch and keep the US economy from falling into a recession. Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. However, as the problems and fallout from subprime mortgages escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in an effort to facilitate normal market operations. In mid-September 2007, the Fed reduced the federal funds rate from 5.25% to 4.75%, the first such cut since June 2003. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

Following the initial September reduction, the Fed lowered the rate on six additional occasions. At the end of the reporting period, the fed funds rate was 2.00%, its lowest level since 2004. However, after the conclusion of the reporting period, in its June 25, 2008 meeting, the Fed voted to keep the rate at 2.00%, effectively ending the rate-cutting campaign.

In conjunction with this meeting, the Fed stated: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Although downside risks to growth remain, they appear to have diminished somewhat, and the upside risks to inflation and inflation expectations have increased.”

UBS S&P 500 Index Fund

Q.	What were some of the trends that drove stock prices lower during the reporting period?
A.	The US stock market experienced periods of unnerving volatility during the reporting period. After generating largely positive returns earlier in 2007, stock prices moved sharply lower during the first two months of the Fund’s reporting period. This reversal of fortune was due, in part, to the escalating issues in the housing market. Investors were also concerned that surging oil prices and inflationary pressures would limit the Fed’s ability to lower short-term interest rates.

Just as the stock market appeared to be headed for a prolonged downturn, it defied expectations and rallied from August through early October 2007. This was triggered by the Fed’s interest rate cuts, as it attempted to ward off a recession in the face of the mounting credit crunch. However, after reaching an all-time high on October 9, 2007, the Index reversed course again, declining during each of the next five months. Disappointing third quarter 2007 corporate profits, record high oil prices, and issues related to the bursting of the housing bubble caused the Index to fall about 19% from its peak in October 2007 through early March 2008.

However, the stock market had one more surprise for investors—this time a pleasant one. Stocks rallied toward the end of the reporting period, with the Index gaining 4.87% in April 2008 and rising another 1.30% in May. Hopes that the US may skirt a recession—and expectations that corporate profits would rebound during the second half of 2008—propelled the market higher.

Q.	Can you describe some of the sectors and stocks that performed well, and some of those that didn’t, during the reporting period?
A.	Five of the 10 sectors within the Index declined during the 12 months. In particular, the financials (-32.3%), consumer discretionary (-18.1%) and telecommunication services sectors (-11.8%) generated the worst results. The performance in the financials sector was especially detrimental, as it represented the second largest portion of the overall Index (15.9%). On the upside, the energy (+24.2%), materials (+11.8%) and consumer staples sectors (+5.4%) produced the best returns.

In terms of individual stocks, Ambac Financial Group, Inc., Bear Stearns Companies, Inc., MBIA, Inc., Countrywide Financial Corp. and E-Trade Financial Group were the worst performers during the reporting period. In contrast, Hess Corp., Monsanto Co., Consol Energy, Inc., Fluor Corp.

UBS S&P 500 Index Fund

and National Oilwell Varco generated the best absolute returns. Of these, all except Monsanto Co. are energy-related stocks, which performed well as energy prices rose strongly during the period.

Q.	From a style standpoint, which tended to perform better: growth or value stocks?
A.	The US stock market’s weakness was broad in scope during the reporting period. During the 12-month reporting period, growth stocks outperformed value stocks. The Russell 1000 Growth Index, which measures the performance of the large-cap growth segment of the US equity universe, declined 0.17%. This represented a significantly smaller drop than that of the Russell 1000 Value Index, which measures the performance of the large-cap value segment of the US equity universe. It posted a loss of 12.28% over the reporting period. From a market capitalization perspective, mid-cap stocks outperformed their large- and small-cap counterparts. Over the 12-month period, the Russell Midcap Index, the Russell 1000 Index, which tracks large-cap stocks, and the Russell 2000 Index, which tracks small-cap stocks, declined 5.65%, 6.25% and 10.53%, respectively.

Q.	What is your outlook for the economy?
A.	While first quarter 2008 GDP remained positive, the economic outlook in the US is unsettled, and recent economic data suggest that the US economy may be headed for further contraction. On the upside, the Fed has taken aggressive steps to provide liquidity. Also, the US government’s fiscal stimulus package—namely, in the form of rebate checks—could stimulate consumer spending. However, at this point, it is too early to tell how successful these efforts will be.

In addition, we believe the Fed is concerned about inflationary pressures on the economy, and that inflation considerations will weigh on their decisions regarding the fed funds rate in the coming quarters. At the time of this writing, we believe that while market volatility is not likely to go away any time soon, stocks remain attractive for long-term investors.

UBS S&P 500 Index Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on UBS Funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS S&P 500 Index Fund
Head—Americas
UBS Global Asset Management (Americas) Inc.

Ian Ashment
Lead Portfolio Manager
UBS S&P 500 Index Fund
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2008. The views and opinions in the letter were current as of July 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

S&P 500® is a trademark of The McGraw-Hill Companies, Inc. (McGraw-Hill) and has been licensed for use by UBS Global Asset Management. The Fund has not been passed on by McGraw-Hill as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by McGraw-Hill. THE ENTITY MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS S&P 500 Index Fund

Comparison of change in value of a $10,000 investment in UBS S&P 500 Index Fund (Class A) and the S&P 500 Index, from the inception date of Class A shares (October 2, 1998) through May 31, 2008 (unaudited)

Comparison of change in value of a $10,000,000 investment in UBS S&P 500 Index Fund (Class Y*) and the S&P 500 Index over the 10 years ended May 31, 2008

The first graph depicts the performance of UBS S&P 500 Index Fund Class A shares versus the S&P 500 Index from October 2, 1998 (inception date of Class A shares) through May 31, 2008. Returns in the first graph reflect maximum initial sales charges on Class A shares. The second graph depicts the performance of UBS S&P 500 Index Fund Class Y shares versus the S&P 500 Index over the 10 years ended May 31, 2008. The performance of the other share classes will vary from the performance of the classes shown based on the differences in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results assume reinvestment of all dividend and capital gain distributions at net asset value on the ex-dividend dates. It is important to note that the Fund is a professionally managed portfolio, while the index is not available for investment and is unmanaged. The comparisons shown are for illustrative purposes only.

*	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

UBS S&P 500 Index Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/08

					Since
		1 year	5 years	10 years	inception°

	Class A(1)	-7.26%	9.07%	N/A	4.68%

	Class B(2)	-7.68	N/A	N/A	7.30

Before deducting maximum sales charge	Class C(3)	-8.01	8.26	N/A	3.92

	Class C-2(4)	-7.67	N/A	N/A	7.30

	Class Y(5)	-7.07	9.34	3.76%	4.82

After deducting maximum sales charge	Class A(1)	-9.59	8.52	N/A	4.40

	Class B(2)	-10.37	N/A	N/A	7.13

	Class C(3)	-8.90	8.26	N/A	3.92

	Class C-2(4)	-8.25	N/A	N/A	7.30

S&P 500 Index(6)		-6.70	9.77	4.21	5.27

Lipper S&P 500 Index Objective Funds median(7)		-7.10	9.31	3.80	4.91

For the Fund’s most recent quarter-end performance information, please refer to the “Average annual total return” table on page 8.
°	Since inception returns for the Fund are calculated as of the commencement of issuance on October 2, 1998 for Class A shares; November 7, 2003 for Class B shares; October 7, 1998 for Class C shares; November 7, 2003 for Class C-2 shares; and December 31, 1997 for Class Y shares. Since inception returns for the S&P 500 Index and the Lipper S&P 500 Index Objective Funds median are calculated as of December 31, 1997, which is the inception date of the oldest share class (Class Y).
(1)	Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.
(2)	Maximum contingent deferred sales charge for Class B shares is 3% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.
(4)	Maximum contingent deferred sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after one year. Class C-2 shares bear ongoing 12b-1 service and distribution fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.
(5)	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
(6)	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment.
(7)	Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS S&P 500 Index Fund

Performance at a glance (unaudited) (concluded)

Average annual total returns for periods ended 06/30/08

					Since
		1 year	5 years	10 years	inception°

	Class A(1)	-13.69%	6.91%	N/A	3.69%

	Class B(2)	-14.03	N/A	N/A	5.13

Before deducting maximum sales charge	Class C(3)	-14.30	6.10	N/A	2.94

	Class C-2(4)	-13.98	N/A	N/A	5.14

	Class Y(5)	-13.43	7.15	2.43%	3.91

After deducting maximum sales charge	Class A(1)	-15.85	6.37	N/A	3.42

	Class B(2)	-16.54	N/A	N/A	4.95

	Class C(3)	-15.13	6.10	N/A	2.94

	Class C-2(4)	-14.52	N/A	N/A	5.14

°	Since inception returns for the Fund are calculated as of the commencement of issuance on October 2, 1998 for Class A shares; November 7, 2003 for Class B shares; October 7, 1998 for Class C shares; November 7, 2003 for Class C-2 shares; and December 31, 1997 for Class Y shares.

(1)	Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

(2)	Maximum contingent deferred sales charge for Class B shares is 3% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)	Maximum contingent deferred sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after one year. Class C-2 shares bear ongoing 12b-1 service and distribution fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.

(5)	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing I2b-1 service and distribution fees.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS S&P 500 Index Fund

Understanding your Fund’s expenses (unaudited)
 As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2)ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2007 to May 31, 2008.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
 The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS S&P 500 Index Fund

Understanding your Fund’s expenses (unaudited) (concluded)

		Beginning	Ending	Expenses paid
		account value	account value	during period(1)
		December 1, 2007	May 31, 2008	12/1/07 - 05/31/08

Class A	Actual	$1,000.00	$952.60	$3.42

	Hypothetical (5% annual return before expenses)	1,000.00	1,021.50	3.54

Class B	Actual	1,000.00	950.60	5.36

	Hypothetical (5% annual return before expenses)	1,000.00	1,019.50	5.55

Class C	Actual	1,000.00	949.00	7.07

	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.31

Class C-2	Actual	1,000.00	950.30	5.36

	Hypothetical (5% annual return before expenses)	1,000.00	1,019.50	5.55

Class Y	Actual	1,000.00	953.80	2.20

	Hypothetical (5% annual return before expenses)	1,000.00	1,022.75	2.28

(1)	Expenses are equal to the Fund’s annualized net expense ratios: Class A: 0.70%, Class B: 1.10%, Class C: 1.45%, Class C-2: 1.10% and Class Y: 0.45%, multiplied by the average account value over the period, multiplied by 183 divided by 366 (to reflect the one-half year period).

UBS S&P 500 Index Fund

Portfolio statistics (unaudited)

Characteristics	05/31/08		11/30/07		05/31/07

Net assets (mm)	$189.8		$203.0		$223.8

Number of securities	500		494		494

Portfolio composition(1)	05/31/08		11/30/07		05/31/07

Common stocks	98.5%		99.2%		99.8%

Futures	(0.0	)(2)	(0.0	)(2)	0.0 (2)

Cash equivalents and other assets less liabilities	1.5		0.8		0.2

Total	100.0%		100.0%		100.0%

Top five sectors(1)	05/31/08		11/30/07		05/31/07

Information technology	16.3%	Financials	18.5%	Financials	21.4%

		Information		Information
Financials	15.9	technology	16.1	technology	15.1

Energy	13.6	Health care	11.9	Health care	11.8

Industrials	12.0	Industrials	11.9	Industrials	11.5

				Consumer
Health care	11.0	Energy	11.4	discretionary	11.0

Total	68.8%		69.8%		70.8%

Top ten equity
holdings(1)	05/31/08		11/30/07		05/31/07

Exxon Mobil	3.8%	Exxon Mobil	3.8%	Exxon Mobil	3.4%

General Electric	2.5	General Electric	3.0	General Electric	2.8

AT&T	1.9	Microsoft	2.1	Citigroup	1.9

Microsoft	1.8	AT&T	1.8	Microsoft	1.9

Chevron	1.7	Procter & Gamble	1.8	AT&T	1.9

Procter & Gamble	1.6	Bank of America	1.5	Bank of America	1.6

Johnson & Johnson	1.5	Johnson & Johnson	1.5	Procter & Gamble	1.5

International Business Machines	1.4	Chevron	1.4	Pfizer	1.4

				American
Apple	1.3	Cisco	1.3	International Group	1.4

Cisco	1.3	Citigroup	1.3	Johnson & Johnson	1.3

Total	18.8%		19.5%		19.1%

(1)	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is managed to track the S&P 500 Index, and its composition will vary over time.

(2)	Weightings represent less than 0.05% of net assets as of the date indicated.

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—98.51%

	Number of
Security description	shares	Value

Aerospace & defense—2.82%
Boeing Co.	11,700	$968,409

General Dynamics Corp.	6,100	562,115

Goodrich Corp.	2,300	149,063

Honeywell International, Inc.	10,900	649,858

L-3 Communications Holdings, Inc.	1,700	182,563

Lockheed Martin Corp.	5,100	558,144

Northrop Grumman Corp.	5,200	392,392

Precision Castparts Corp.	2,000	241,600

Raytheon Co.	6,500	415,090

Rockwell Collins, Inc.	2,600	159,562

United Technologies Corp.	15,100	1,072,704

		5,351,500

Air freight & couriers—0.93%
Expeditors International of Washington, Inc.	3,000	141,240

FedEx Corp.	4,500	412,695

Ryder System, Inc.	1,000	73,430

United Parcel Service, Inc., Class B	15,900	1,129,218

		1,756,583

Airlines—0.07%
Southwest Airlines Co.	10,300	134,518

Auto components—0.21%
Goodyear Tire & Rubber Co.*	2,400	60,984

Johnson Controls, Inc.	9,900	337,194

		398,178

Automobiles—0.19%
Ford Motor Co.*	29,900	203,320

General Motors Corp.	9,400	160,740

		364,060

	Number of
Security description	shares	Value

Banks—4.42%
Bank of America Corp.	67,922	$2,310,027

BB&T Corp.	8,100	254,907

Comerica, Inc.	1,800	66,924

Fifth Third Bancorp	8,300	155,210

First Horizon National Corp.	2,200	21,098

Hudson City Bancorp, Inc.	7,900	140,620

Huntington Bancshares, Inc.	5,600	49,896

KeyCorp	6,400	124,608

M&T Bank Corp.	900	77,994

National City Corp.	8,400	49,056

Northern Trust Corp.	3,200	243,200

PNC Financial Services Group	5,100	327,675

Regions Financial Corp.	10,923	194,648

Sovereign Bancorp, Inc.	6,035	55,160

SunTrust Banks, Inc.	5,400	281,934

The Bank of New York Mellon Corp.	17,391	774,421

US Bancorp, Inc.	26,200	869,578

Wachovia Corp.	31,548	750,843

Washington Mutual, Inc.	13,603	122,699

Wells Fargo & Co.	52,200	1,439,154

Zions Bancorp	1,900	81,871

		8,391,523

Beverages—2.35%
Anheuser-Busch Cos., Inc.	10,900	626,314

Brown-Forman Corp., Class B	1,300	97,734

Coca-Cola Co.	30,400	1,740,704

Coca-Cola Enterprises, Inc.	4,400	88,616

Constellation Brands, Inc., Class A*	3,300	70,356

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—(continued)

	Number of
Security description	shares	Value

Beverages—(concluded)
Molson Coors Brewing Co., Class B	1,600	$92,800

Pepsi Bottling Group, Inc.	2,200	71,324

PepsiCo, Inc.	24,400	1,666,520

		4,454,368

Biotechnology—1.28%
Amgen, Inc.*	16,400	722,092

Biogen Idec, Inc.*	4,200	263,550

Celgene Corp.*	6,300	383,418

Genzyme Corp.*	4,300	294,378

Gilead Sciences, Inc.*	13,900	768,948

		2,432,386

Building products—0.06%
Masco Corp.	5,900	109,386

Chemicals—1.97%
Air Products & Chemicals, Inc.	3,200	326,144

Dow Chemical Co.	14,000	565,600

Eastman Chemical Co.	1,200	91,932

Ecolab, Inc.	3,200	143,456

E.I. du Pont de Nemours & Co.	13,600	651,576

International Flavors & Fragrances, Inc.	1,100	46,156

Monsanto Co.	8,500	1,082,900

PPG Industries, Inc.	2,300	144,969

Praxair, Inc.	4,900	465,794

Rohm & Haas Co.	1,800	97,164

Sigma-Aldrich Corp.	2,000	117,520

		3,733,211

Commercial services & supplies—1.08%
Allied Waste Industries, Inc.*	4,000	53,880

Apollo Group, Inc., Class A*	2,300	109,917

	Number of
Security description	shares	Value

Commercial services & supplies—(concluded)
Automatic Data Processing, Inc.	7,600	$327,180

Avery Dennison Corp.	1,500	77,370

C.H. Robinson Worldwide, Inc.	2,800	180,600

Cintas Corp.	2,200	64,944

Donnelley, R.R. & Sons Co.	3,800	124,754

Equifax, Inc.	2,000	76,320

Fiserv, Inc.*	2,800	146,608

H&R Block, Inc.	5,200	121,368

Monster Worldwide, Inc.*	2,200	54,318

Paychex, Inc.	4,700	162,385

Pitney Bowes, Inc.	3,500	127,085

Robert Half International, Inc.	2,900	71,282

Total System Services, Inc.	2,613	64,071

Waste Management, Inc.	7,500	284,475

		2,046,557

Communications equipment—2.59%
CIENA Corp.*	1,300	39,728

Cisco Systems, Inc.*	92,500	2,471,600

Corning, Inc.	23,900	653,426

Juniper Networks, Inc.*	7,700	211,904

Motorola, Inc.	35,800	334,014

Qualcomm, Inc.	24,100	1,169,814

Tellabs, Inc.*	8,000	43,520

		4,924,006

Computers & peripherals—4.60%
Apple, Inc.*	13,400	2,529,250

Dell, Inc.*	32,500	749,450

EMC Corp.*	32,800	572,032

Hewlett-Packard Co.	37,400	1,760,044

International Business Machines Corp.	21,200	2,743,916

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—(continued)

	Number of
Security description	shares	Value

Computers & peripherals—(concluded)
Lexmark International, Inc.*	1,700	$62,662

NetApp, Inc.*	5,500	134,090

SanDisk Corp.*	3,500	99,085

Teradata Corp.*	2,900	78,329

		8,728,858

Construction & engineering—0.20%
Fluor Corp.	1,300	242,515

Jacobs Engineering Group, Inc.*	1,500	142,170

		384,685

Construction materials—0.06%
Vulcan Materials Co.	1,600	123,088

Containers & packaging—0.11%
Ball Corp.	1,500	81,450

Pactiv Corp.*	2,300	56,649

Sealed Air Corp.	3,000	73,080

		211,179

Diversified financials—6.46%
American Capital Strategies, Ltd.	2,600	83,200

American Express Co.	17,600	815,760

Ameriprise Financial, Inc.	3,560	168,246

Bear Stearns Cos., Inc.	2,000	18,660

Capital One Financial Corp.	6,549	315,138

Charles Schwab Corp.	14,900	330,482

CIT Group, Inc.	3,300	33,000

Citigroup, Inc.	79,100	1,731,499

CME Group, Inc.	800	344,240

Countrywide Financial Corp.	9,800	51,548

Discover Financial Services	8,500	145,775

E*TRADE Financial Corp.*	7,100	29,110

Federal Home Loan Mortgage Corp.	9,700	246,574

	Number of
Security description	shares	Value

Diversified financials—(concluded)
Federal National Mortgage Association	15,000	$405,300

Fidelity National Information Services, Inc.	2,700	108,756

Franklin Resources, Inc.	2,700	273,294

Goldman Sachs Group, Inc.	6,060	1,069,044

IntercontinentalExchange, Inc.*	800	110,560

Janus Capital Group, Inc.	3,300	95,700

JPMorgan Chase & Co.	51,700	2,223,100

Legg Mason, Inc.	2,100	113,001

Lehman Brothers Holdings, Inc.	8,200	301,842

Marshall & Ilsley Corp.	4,200	97,608

Merrill Lynch & Co., Inc.	15,200	667,584

Moody’s Corp.	3,900	144,612

Morgan Stanley & Co., Inc.	16,300	720,949

NYSE Euronext, Inc.	3,800	242,896

Principal Financial Group, Inc.	4,300	231,684

SLM Corp.*	6,500	147,355

State Street Corp.	6,300	453,726

T. Rowe Price Group, Inc.	4,500	260,640

Western Union Co.	11,700	276,588

		12,257,471

Diversified telecommunication services—3.30%
AT&T, Inc.	91,715	3,659,428

CenturyTel, Inc.	1,900	67,279

Citizens Communications Co.	6,000	69,960

Embarq Corp.	2,694	127,480

JDS Uniphase Corp.*	3,975	49,171

Qwest Communications International, Inc.	25,600	124,160

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—(continued)

	Number of
Security description	shares	Value

Diversified telecommunication services—(concluded)
Sprint Corp.	44,899	$420,255

Verizon Communications	43,200	1,661,904

Windstream Corp.	5,734	76,492

		6,256,129

Electric utilities—3.11%
Allegheny Energy, Inc.	2,800	153,300

Ameren Corp.	2,900	131,805

American Electric Power Co., Inc.	6,300	266,679

CMS Energy Corp.	4,300	67,037

Consolidated Edison, Inc.	4,300	177,590

Constellation Energy Group, Inc.	2,700	232,821

Dominion Resources, Inc.	8,600	398,180

DTE Energy Co.	2,800	123,872

Dynegy, Inc., Class A*	6,700	63,114

Edison International, Inc.	4,900	260,827

Entergy Corp.	3,100	374,387

Exelon Corp.	9,900	871,200

FirstEnergy Corp.	4,700	369,937

FPL Group, Inc.	6,500	438,880

Pepco Holdings, Inc.	2,600	70,304

PG&E Corp.	5,700	225,663

Pinnacle West Capital Corp.	1,600	54,048

PPL Corp.	6,400	328,384

Progress Energy, Inc.(1)	5,000	179,592

Public Service Enterprise Group, Inc.	8,200	362,932

Southern Co.	11,900	430,780

TECO Energy, Inc.	4,100	83,517

Trane, Inc.	2,000	92,840

Xcel Energy, Inc.	6,900	147,039

		5,904,728

	Number of
Security description	shares	Value

Electrical equipment—0.73%
Cooper Industries Ltd., Class A	2,800	$130,564

Emerson Electric Co.	12,100	703,978

Molex, Inc.	2,300	64,032

Rockwell Automation, Inc.	2,700	158,085

Tyco Electronics Ltd.	8,125	325,975

		1,382,634

Electronic equipment & instruments—0.41%
Agilent Technologies, Inc.*	5,400	201,906

Jabil Circuit, Inc.	3,400	43,248

PerkinElmer, Inc.	1,700	48,076

Thermo Electron Corp.*	6,600	389,532

Waters Corp.*	1,600	98,432

		781,194

Energy equipment & services—2.73%
Baker Hughes, Inc.	5,000	443,100

BJ Services Co.	3,500	105,700

Cameron International Corp.*	2,900	154,367

ENSCO International, Inc.	2,400	172,392

Halliburton Co.	14,200	689,836

Nabors Industries, Inc.*	4,400	184,976

National-Oilwell Varco, Inc.*	6,000	499,920

Noble Corp.	4,400	277,816

Rowan Cos., Inc.	1,900	83,885

Schlumberger Ltd.	18,300	1,850,679

Smith International, Inc.	3,300	260,436

Weatherford International Ltd.*	10,000	456,300

		5,179,407

Food & drug retailing—1.31%
CVS Corp.	22,524	963,802

Kroger Co.	10,200	281,928

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—(continued)

	Number of
Security description	shares	Value

Food & drug retailing—(concluded)
Safeway, Inc.	7,100	$226,277

SUPERVALU, Inc.	3,537	124,043

Sysco Corp.	8,900	274,654

Walgreen Co.	15,400	554,708

Whole Foods Market, Inc.	2,400	69,600

		2,495,012

Food products—1.53%
Archer-Daniels-Midland Co.	9,600	381,120

Campbell Soup Co.	3,200	107,136

ConAgra Foods, Inc.	7,300	172,134

Dean Foods Co.*	2,200	47,850

General Mills, Inc.	5,300	334,960

Heinz, H.J. & Co.	4,800	239,568

Kellogg Co.	4,100	212,421

Kraft Foods, Inc., Class A	22,774	739,700

McCormick & Co., Inc.	2,400	90,192

Sara Lee Corp.	12,500	172,250

The Hershey Co.	2,100	82,299

Tyson Foods, Inc., Class A	4,900	92,316

Wm. Wrigley Jr. Co.	2,925	225,605

		2,897,551

Gas utilities—0.33%
Integrys Energy Group, Inc.	1,200	61,620

NiSource, Inc.	3,500	63,315

Sempra Energy	3,700	213,897

Spectra Energy Corp.	10,446	282,251

		621,083

Health care equipment & supplies—1.94%
Applera Corp. - Applied Biosystems Group	3,100	107,756

Baxter International, Inc.	9,500	580,450

Becton, Dickinson and Co.	3,500	295,575

Boston Scientific Corp.*	18,515	246,064

	Number of
Security description	shares	Value

Health care equipment & supplies—(concluded)
C.R. Bard, Inc.	1,700	$155,040

Covidien Ltd.	8,125	406,981

Intuitive Surgical, Inc.*	400	116,923

Medtronic, Inc.	17,300	876,591

Millipore Corp.*	800	58,120

Patterson Cos., Inc.*	2,000	68,020

St. Jude Medical, Inc.*	4,800	195,600

Stryker Corp.	3,600	232,380

Varian Medical Systems, Inc.*	1,800	85,572

Zimmer Holdings, Inc.*	3,500	254,800

		3,679,872

Health care providers & services—1.72%
Aetna, Inc.	8,300	391,428

AmerisourceBergen Corp.	3,100	128,123

Cardinal Health, Inc.	5,400	305,316

CIGNA Corp.	4,800	194,880

Coventry Health Care, Inc.*	2,500	115,075

Express Scripts, Inc.*	3,800	274,018

Humana, Inc.*	2,400	122,520

IMS Health, Inc.	3,300	79,992

Laboratory Corp. of America Holdings*	1,500	110,685

McKesson Corp.	4,600	265,190

Quest Diagnostics, Inc.	2,400	120,984

Tenet Healthcare Corp.*	8,000	47,200

UnitedHealth Group, Inc.	18,700	639,727

WellPoint, Inc.*	8,500	474,470

		3,269,608

Hotels, restaurants & leisure—1.33%
Carnival Corp.	6,100	244,366

Darden Restaurants, Inc.	2,200	75,350

International Game Technology	5,400	192,564

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—(continued)

	Number of
Security description	shares	Value

Hotels, restaurants & leisure—(concluded)
Marriott International, Inc., Class A	4,700	$154,677

McDonald’s Corp.	17,700	1,049,964

Starbucks Corp.*	11,500	209,185

Starwood Hotels & Resorts Worldwide, Inc., Class B	3,500	169,400

Wendy’s International, Inc.	1,800	53,388

Wyndham Worldwide Corp.	3,540	77,455

Yum! Brands, Inc.	7,500	297,750

		2,524,099

Household durables—0.41%
Black & Decker Corp.	1,200	77,640

Centex Corp.	1,900	35,777

D.R. Horton, Inc.	4,200	53,382

Fortune Brands, Inc.	2,300	159,804

Harman International Industries, Inc.	1,000	44,720

KB HOME	1,400	28,714

Leggett & Platt, Inc.	2,700	51,570

Lennar Corp., Class A	2,100	35,448

Newell Rubbermaid, Inc.	4,700	94,376

Pulte Homes, Inc.	3,400	41,582

Stanley Works	1,200	58,296

Whirlpool Corp.	1,300	95,784

		777,093

Household products—2.19%
Clorox Co.	1,700	97,121

Colgate-Palmolive Co.	7,500	557,700

Kimberly Clark Corp.	6,500	414,700

Procter & Gamble Co.	46,652	3,081,365

		4,150,886

	Number of
Security description	shares	Value

Industrial conglomerates—3.28%
3M Co.	10,500	$814,380

General Electric Co.	153,600	4,718,592

Reynolds American, Inc.	2,300	126,316

Textron, Inc.	4,000	250,200

Tyco International Ltd.	7,125	321,979

		6,231,467

Insurance—3.75%
ACE Ltd.	4,900	294,343

AFLAC, Inc.	7,200	483,336

Allstate Corp.	8,200	417,708

Ambac Financial Group, Inc.	1,300	4,069

American International Group, Inc.	40,800	1,468,800

AON Corp.	4,800	226,512

Assurant, Inc.	1,400	95,242

Chubb Corp.	6,100	327,936

Cincinnati Financial Corp.	2,965	103,834

Genworth Financial, Inc., Class A	6,100	134,810

Hartford Financial Services Group, Inc.	4,900	348,243

Leucadia National Corp.	2,100	114,030

Lincoln National Corp.	3,745	206,574

Loews Corp.	6,600	327,162

Marsh & McLennan Cos., Inc.	8,800	239,624

MBIA, Inc.	1,900	13,224

Metlife, Inc.	10,600	636,318

MGIC Investment Corp.	1,100	13,222

Progressive Corp.	10,100	202,606

Prudential Financial, Inc.	7,300	545,310

SAFECO Corp.	900	60,300

The Travelers Cos., Inc.	10,300	513,043

Torchmark Corp.	1,600	101,456

UnumProvident Corp.	5,500	132,440

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—(continued)

	Number of
Security description	shares	Value

Insurance—(concluded)
XL Capital Ltd., Class A	3,000	$104,730

		7,114,872

Internet & catalog retail—0.51%
Amazon.com, Inc.*	5,000	408,100

eBay, Inc.*	16,800	504,168

Expedia, Inc.*	2,700	65,475

		977,743

Internet software & services—1.55%
Akamai Technologies, Inc.*	2,400	93,720

Google, Inc., Class A*	3,515	2,059,087

IAC/InterActiveCorp*	3,200	72,160

Nortel Networks Corp.*	220	1,813

VeriSign, Inc.*	3,800	152,152

Yahoo!, Inc.*	20,800	556,608

		2,935,540

IT consulting & services—0.40%
Affiliated Computer Services, Inc.*	1,500	81,300

Cognizant Technology Solutions Corp., Class A*	4,000	141,120

Computer Sciences Corp.*	2,800	137,620

Electronic Data Systems Corp.	8,000	195,920

Sun Microsystems, Inc.*	13,600	176,120

Unisys Corp.*	7,300	36,938

		769,018

Leisure equipment & products—0.24%
Brunswick Corp.	1,600	21,920

Eastman Kodak Co.	4,400	67,408

Harley-Davidson, Inc.	3,700	153,809

Hasbro, Inc.	3,100	112,344

Mattel, Inc.	4,900	98,686

		454,167

Machinery—1.98%
Caterpillar, Inc.	9,400	776,816

Cummins, Inc.	3,200	225,344

	Number of
Security description	shares	Value

Machinery—(concluded)
Danaher Corp.	3,800	$297,084

Deere & Co.	6,800	553,112

Dover Corp.	3,200	173,056

Eaton Corp.	2,500	241,700

Illinois Tool Works, Inc.	6,200	332,940

Ingersoll Rand Co., Class A	4,400	193,776

ITT Industries, Inc.	2,500	165,000

Manitowoc Co., Inc.	1,700	66,130

PACCAR, Inc.	5,775	308,327

Pall Corp.	1,400	57,134

Parker-Hannifin Corp.	3,000	254,010

Terex Corp.*	1,700	121,295

		3,765,724

Media—2.86%
CBS Corp., Class B	9,800	211,484

Clear Channel Communications, Inc.	7,300	255,646

Comcast Corp., Class A	48,350	1,087,875

E.W. Scripps Co., Class A	1,400	65,940

Gannett Co., Inc.	3,700	106,597

Interpublic Group Cos., Inc.*	7,000	69,790

McGraw-Hill Cos., Inc.	5,300	219,897

New York Times Co., Class A	2,300	40,066

News Corp., Class A	35,200	631,840

Omnicom Group, Inc.	4,600	225,446

The DIRECTV Group, Inc.*	11,000	309,100

Time Warner, Inc.	56,300	894,044

Viacom Inc., Class B*	10,300	368,946

Walt Disney Co.	28,200	947,520

		5,434,191

Metals & mining—1.54%
Alcoa, Inc.	12,400	503,316

Allegheny Technologies, Inc.	1,600	120,000

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—(continued)

	Number of
Security description	shares	Value

Metals & mining—(concluded)
Consol Energy, Inc.	3,000	$292,680

Freeport-McMoRan Copper & Gold, Inc., Class B	5,745	664,754

Newmont Mining Corp.	7,400	351,722

Nucor Corp.	4,500	336,600

Peabody Energy Corp.	4,200	310,464

United States Steel Corp.	2,000	345,420

		2,924,956

Multi-line retail—2.09%
Costco Wholesale Corp.	6,700	477,844

Family Dollar Stores, Inc.	2,200	47,080

J.C. Penney Co., Inc. (Holding Co.)	3,500	140,840

Kohl’s Corp.*	4,400	197,120

Macy’s, Inc.	6,812	161,240

Nordstrom, Inc.	3,600	125,928

Sears Holdings Corp.*	1,258	106,578

Target Corp.	12,100	645,656

Wal-Mart Stores, Inc.	35,700	2,061,318

		3,963,604

Multi-utilities—0.59%
AES Corp.*	9,500	185,060

Centerpoint Energy, Inc.	4,700	79,618

Duke Energy Corp.	18,492	341,732

Questar Corp.	2,600	166,972

Williams Cos., Inc.	8,900	338,556

		1,111,938

Office electronics—0.10%
Xerox Corp.	13,700	186,046

Oil & gas—10.74%
Anadarko Petroleum Corp.	7,300	547,281

Apache Corp.	5,000	670,300

Ashland, Inc.	1,100	59,037

Chesapeake Energy Corp.	6,600	361,482

Chevron Corp.	31,763	3,149,302

ConocoPhillips, Inc.	23,621	2,199,115

	Number of
Security description	shares	Value

Oil & gas—(concluded)
Devon Energy Corp.	6,800	$788,392

El Paso Corp.	11,100	217,005

EOG Resources, Inc.	4,000	514,520

Exxon Mobil Corp.	81,588	7,241,751

Hess Corp.	4,100	503,521

Marathon Oil Corp.	10,860	558,095

Murphy Oil Corp.	3,000	277,950

Noble Energy, Inc.	2,600	253,370

Occidental Petroleum Corp.	12,700	1,167,511

Range Resources Corp.	2,000	131,520

Sunoco, Inc.	1,600	71,152

Tesoro Corp.	1,900	47,215

Transocean, Inc.*	4,748	713,102

Valero Energy Corp.	7,800	396,552

XTO Energy, Inc.	8,041	511,568

		20,379,741

Paper & forest products—0.25%
International Paper Co.	6,800	185,096

MeadWestvaco Corp.	3,200	82,336

Weyerhaeuser Co.	3,400	211,922

		479,354

Personal products—0.20%
Avon Products, Inc.	7,400	289,044

Estee Lauder Cos., Inc., Class A	1,900	90,440

		379,484

Pharmaceuticals—6.04%
Abbott Laboratories	23,100	1,301,685

Allergan, Inc.	4,600	265,052

Barr Pharmaceuticals, Inc.*	1,700	74,460

Bristol-Myers Squibb Co.	31,200	711,048

Eli Lilly & Co.	14,700	707,658

Forest Laboratories, Inc.*	5,300	190,323

Hospira, Inc.*	2,900	121,626

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—(continued)

	Number of
Security description	shares	Value

Pharmaceuticals—(concluded)
Johnson & Johnson	42,900	$2,863,146

King Pharmaceuticals, Inc.*	4,300	44,118

Medco Health Solutions, Inc.*	7,700	373,065

Merck & Co., Inc.	33,000	1,285,680

Mylan Laboratories, Inc.	3,400	45,390

Pfizer, Inc.	105,500	2,042,480

Schering-Plough Corp.	23,700	483,480

Watson Pharmaceuticals, Inc.*	1,900	54,264

Wyeth	20,300	902,741

		11,466,216

Real estate—1.22%
Apartment Investment & Management Co., Class A	1,774	70,197

AvalonBay Communities, Inc.	1,100	111,320

Boston Properties, Inc.	1,900	185,706

CB Richard Ellis Group,
Inc., Class A*	2,900	65,134

Developers Diversified
Realty Corp.	1,500	59,520

Equity Residential
Properties Trust	3,700	156,473

General Growth Properties, Inc.	3,700	153,772

HCP, Inc.	2,800	95,928

Host Hotels & Resorts, Inc.	7,900	135,801

Kimco Realty Corp.	3,800	149,530

Plum Creek Timber Co., Inc.	3,000	139,950

ProLogis	4,200	260,106

Public Storage, Inc.	2,000	176,260

Simon Property Group, Inc.	3,700	367,632

	Number of
Security description	shares	Value

Real estate—(concluded)
Vornado Realty Trust	2,000	$195,460

		2,322,789

Road & rail—1.06%

Burlington Northern Santa Fe, Inc.	4,400	497,420

CSX Corp.	6,600	455,796

Norfolk Southern Corp.	5,700	384,066

Union Pacific Corp.	8,200	674,942

		2,012,224

Semiconductor equipment & products—2.59%
Advanced Micro Devices, Inc.*	7,900	54,352

Altera Corp.	5,700	131,898

Analog Devices, Inc.	4,400	154,484

Applied Materials, Inc.	21,300	421,953

Broadcom Corp., Class A*	7,450	213,740

Intel Corp.	90,000	2,086,200

KLA-Tencor Corp.	2,500	115,300

Linear Technology Corp.	3,000	110,310

LSI Logic Corp.*	11,000	79,970

MEMC Electronic Materials, Inc.*	3,000	205,980

Microchip Technology, Inc.	2,700	99,468

Micron Technology, Inc.*	12,600	101,682

National Semiconductor Corp.	3,500	73,675

Novellus Systems, Inc.*	1,800	43,002

NVIDIA Corp.*	8,100	200,070

QLogic Corp.*	2,800	44,212

Teradyne, Inc.*	2,600	35,724

Texas Instruments, Inc.	19,700	639,856

Xilinx, Inc.	4,000	108,800

		4,920,676

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Common stocks—(concluded)

	Number of
Security description	shares	Value

Software—3.45%
Adobe Systems, Inc.*	7,600	$334,856

Autodesk, Inc.*	3,900	160,524

BMC Software, Inc.*	3,300	132,330

CA, Inc.	6,700	177,818

Citrix Systems, Inc.*	2,800	95,844

Compuware Corp.*	5,300	54,007

Electronic Arts, Inc.*	4,500	225,900

Intuit, Inc.*	5,700	165,072

Microsoft Corp.	122,412	3,466,708

Novell, Inc.*	4,700	33,276

Oracle Corp.*	61,600	1,406,944

Symantec Corp.*	13,306	289,139

		6,542,418

Specialty retail—1.58%
Abercrombie & Fitch Co., Class A	1,400	101,640

AutoNation, Inc.*	2,576	40,675

AutoZone, Inc.*	800	101,248

Bed, Bath & Beyond, Inc.*	3,800	121,068

Best Buy Co., Inc.	5,300	247,457

GameStop Corp., Class A*	2,100	104,160

Gap, Inc.	8,400	153,300

Home Depot, Inc.	25,475	696,996

Limited Brands	3,900	75,582

Lowe’s Cos., Inc.	23,300	559,200

Office Depot, Inc.*	4,900	62,230

OfficeMax, Inc.	1,400	30,352

RadioShack Corp.	2,600	38,090

Sherwin-Williams Co.	1,800	101,070

Staples, Inc.	10,400	243,880

Tiffany & Co.	2,200	107,866

TJX Cos., Inc.	6,600	211,596

		2,996,410

	Number of
Security description	shares	Value

Textiles & apparel—0.44%
Coach, Inc.*	6,100	$221,430

Jones Apparel Group, Inc.	1,700	28,594

Liz Claiborne, Inc.	1,900	33,174

Nike, Inc., Class B	5,700	389,709

Polo Ralph Lauren Corp.	800	55,880

V.F. Corp.	1,300	98,410

		827,197

Tobacco—1.35%
Altria Group, Inc.	32,400	721,224

Philip Morris International, Inc.*	32,400	1,706,184

UST, Inc.	2,500	138,075

		2,565,483

Trading companies & distributors—0.12%
Genuine Parts Co.	2,700	118,827

W.W. Grainger, Inc.	1,200	109,512

		228,339

Wireless telecommunication services—0.14%
American Tower Corp., Class A*	6,000	274,320

Total common stocks
(cost—$ 142,094,073)		186,984,770

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

	Face
Security description	amount	Value

Short-term US government obligations(2),(3)—0.12%

US Treasury Bills
1.940%, due 06/19/08	$30,000	$29,971

3.080%, due 06/19/08	10,000	9,985

3.100%, due 06/19/08	100,000	99,845

3.170%, due 06/19/08	20,000	19,968

3.270%, due 06/19/08	20,000	19,967

3.300%, due 06/19/08	40,000	39,934

Total short-term US government obligations (cost—$219,670)		219,670

Repurchase agreement—1.36%

Repurchase agreement dated 05/30/08 with State Street Bank & Trust Co., 1.550%, due 06/02/08, collateralized by $2,544,504 US Treasury Notes, 3.625% to 5.000% due 05/15/09 to 08/15/11; (value—$2,631,635); proceeds: $2,580,333 (cost—$2,580,000)	2,580,000	2,580,000

	Number of
	shares

Money market fund(4),(5)—0.00%

UBS Private Money Market Fund LLC, 2.477% (cost—$329)	329	329

Total investments (cost—$144,894,072)—99.99%		189,784,769

Other assets in excess of liabilities—0.01%		24,488

Net assets—100.00%		$189,809,257

*	Non-income producing security.
(1)	Includes 800 Contingent Value Obligations, which are considered illiquid and are fair valued at zero by a valuation committee under the direction of the board of trustees.
(2)	Interest rates shown are the discount rates at date of purchase.
(3)	Entire or partial amount delivered to broker as collateral for futures transactions.
(4)	Rates shown reflect yield at May 31, 2008.
(5)	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended May 31, 2008.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for
	Value at	year ended	year ended	Value at	the year ended
Security description	05/31/07	05/31/08	05/31/08	05/31/08	05/31/08

UBS Private Money Market Fund LLC	$191,482	$3,282,177	$3,473,330	$329	$731

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2008

Futures contracts

Number of		Expiration		Current	Unrealized
contracts	Buy contracts	date	Cost	value	depreciation

39	S&P 500 E-Mini 500 Index Futures	June 2008	$2,738,367	$2,731,170	$(7,197)

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments

United States	97.1%

Bermuda	1.1

Netherlands Antilles	1.0

Cayman Islands	0.7

Panama	0.1

Total	100.0%

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of assets and liabilities—May 31, 2008

Assets:
Investments in unaffiliated securities, at value
(cost—$144,893,743)	$189,784,440

Investment in an affiliated security, at value
(cost—$329)	329

Total investments in securities, at value (cost—$144,894,072)		$189,784,769

Cash		613

Receivable for shares of beneficial interest sold		52,010

Receivable for dividends and interest		370,760

Receivable for variation margin		5,460

Other assets		30,333

Total assets		190,243,945

Liabilities:
Payable for investments purchased		116,923

Payable for shares of beneficial interest repurchased		79,802

Payable to affiliates		42,272

Accrued expenses and other liabilities		195,691

Total liabilities		434,688

Net assets:
Shares of beneficial interest—$0.001 par value per share
(unlimited amount authorized)		168,979,412

Accumulated undistributed net investment income		1,033,678

Accumulated net realized loss from investment activities,
futures and foreign currency transactions		(25,087,333)

Net unrealized appreciation of investments and futures		44,883,500

Net assets		$189,809,257

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of assets and liabilities—May 31, 2008

Class A:
Net assets	$119,002,867

Shares outstanding	7,495,737

Net asset value per share	$15.88

Maximum offering price per share (net asset value plus sales charge of 2.50%)	$16.29

Class B:
Net assets	$999,320

Shares outstanding	63,028

Net asset value and offering price per share	$15.86

Class C:
Net assets	$26,431,726

Shares outstanding	1,683,691

Net asset value and offering price per share	$15.70

Class C-2:
Net assets	$4,062,007

Shares outstanding	258,769

Net asset value and offering price per share	$15.70

Class Y:
Net assets	$39,313,337

Shares outstanding	2,463,725

Net asset value and offering price per share	$15.96

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of operations
For the
year ended
May 31, 2008

Investment income:
Dividends (net of foreign witholding taxes of $114)	$3,927,547

Interest	37,516

Net securities lending income (includes $731 earned from an affiliated entity)	995

3,966,058

Expenses:
Investment advisory and administration fees	400,525

Service fees—Class A	320,613

Service and distribution fees—Class B	10,911

Service and distribution fees—Class C	286,848

Service and distribution fees—Class C-2	29,470

Transfer agency and related service fees—Class A	145,021

Transfer agency and related service fees—Class B	3,179

Transfer agency and related service fees—Class C	23,626

Transfer agency and related service fees—Class C-2	4,773

Transfer agency and related service fees—Class Y	78,331

Professional fees	108,824

Custody and accounting fees	80,105

State registration fees	57,374

Reports and notices to shareholders	51,643

Licensing fees	20,026

Trustees’ fees	11,048

Insurance expense	6,371

Interest expense	1,018

Other expenses	44,387

1,684,093

Less: Expense reimbursements by advisor	(134,054)

Net expenses	1,550,039

Net investment income	2,416,019

Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	7,693,965

Futures	(314,633)

Foreign currency transactions	20

Net change in unrealized appreciation/depreciation of:
Investments	(25,518,270)

Futures	(12,407)

Net realized and unrealized loss from investment activities	(18,151,325)

Net decrease in net assets resulting from operations	$(15,735,306)

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of changes in net assets

	For the years ended May 31,

	2008	2007

From operations:
Net investment income	$2,416,019	$2,483,491

Net realized gains from investment activities
and futures	7,379,332	7,671,826

Foreign currency transactions	20	—

Net change in unrealized appreciation/depreciation
of investments and futures	(25,530,677)	31,782,140

Net increase (decrease) in net assets resulting
from operations	(15,735,306)	41,937,457

Dividends and distributions to shareholders from:

Net investment income—Class A	(1,685,795)	(1,711,073)

Net investment income—Class B	(6,955)	(19,552)

Net investment income—Class C	(165,252)	(147,059)

Net investment income—Class C-2	(42,620)	(36,332)

Net investment income—Class Y	(593,692)	(508,844)

Net realized gains from investment activities—Class A	(3,145,372)	(165,728)

Net realized gains from investment activities—Class B	(39,173)	(5,275)

Net realized gains from investment activities—Class C	(728,250)	(36,716)

Net realized gains from investment activities—Class C-2	(114,661)	(5,642)

Net realized gains from investment activities—Class Y	(916,871)	(40,733)

	(7,438,641)	(2,676,954)

From beneficial interest transactions:
Net proceeds from the sale of shares	29,854,915	39,844,267

Cost of shares repurchased	(47,955,915)	(67,724,771)

Proceeds from dividends reinvested	7,276,560	2,626,204

Net decrease in net assets from beneficial interest transactions	(10,824,440)	(25,254,300)

Redemption fees	8,701	1,672

Net increase (decrease) in net assets	(33,989,686)	14,007,875

Net assets:
Beginning of year	223,798,943	209,791,068

End of year	$189,809,257	$223,798,943

Accumulated undistributed net investment income	$1,033,678	$1,153,203

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A

	For the years ended May 31,

	2008		2007		2006	2005	2004

Net asset value, beginning of period	$17.80		$14.79		$13.86	$13.04	$11.19

Net investment income(2)	0.21		0.20		0.18	0.19	0.13

Net realized and unrealized gains (losses) from investment activities	(1.48)		3.03		0.93	0.81	1.82

Net increase (decrease) from operations	(1.27)		3.23		1.11	1.00	1.95

Dividends from net investment income	(0.23)		(0.20)		(0.18)	(0.18)	(0.10)

Distributions from net realized gains from investment activities	(0.42)		(0.02)		—	—	—

Total dividends and distributions to shareholders	(0.65)		(0.22)		(0.18)	(0.18)	(0.10)

Net asset value, end of period	$15.88		$17.80		$14.79	$13.86	$13.04

Total investment return(3)	(7.26)%		21.93%		7.99%	7.62%	17.48%

Ratios/supplemental data:
Net assets, end of period (000’s)	$119,003		$145,590		$138,585	$143,288	$140,491

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	0.70	%(4)	0.70	%(4)	0.70%	0.70%	0.70%

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	0.75	%(4)	0.74	%(4)	0.82%	0.79%	0.84%

Net investment income to average net assets	1.28%		1.26%		1.23%	1.41%	1.02%

Portfolio turnover	2%		2%		4%	7%	16%

(1)	Commencement of issuance of shares.
(2)	Calculated using the average shares method.
(3)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return for the period of less than one year has not been annualized.
(4)	Includes interest expense of less than 0.01%.
(5)	Annualized.

See accompanying notes to financial statements

Class B

						For the period
For the years ended May 31,						November 7, 2003(1)
						through
2008		2007		2006	2005	May 31, 2004

$17.69		$14.64		$13.70	$12.89	$12.12

0.13		0.13		0.11	0.13	0.04

(1.47)		3.01		0.91	0.80	0.77

(1.34)		3.14		1.02	0.93	0.81

(0.07)		(0.07)		(0.08)	(0.12)	(0.04)

(0.42)		(0.02)		—	—	—

(0.49)		(0.09)		(0.08)	(0.12)	(0.04)

$15.86		$17.69		$14.64	$13.70	$12.89

(7.68)%		21.57%		7.48%	7.18%	6.70%

$999		$2,873		$6,771	$12,924	$18,595

1.10	%(4)	1.10	%(4)	1.10%	1.10%	1.10	%(5)

1.23	%(4)	1.18	%(4)	1.16%	1.15%	1.18	%(5)

0.83%		0.82%		0.80%	1.01%	0.59	%(5)

2%		2%		4%	7%	16%

UBS S&P 500 Index Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C

	For the years ended May 31,

	2008		2007		2006	2005	2004

Net asset value, beginning of period	$17.60		$14.63		$13.70	$12.89	$11.06

Net investment income(2)	0.09		0.08		0.07	0.09	0.03

Net realized and unrealized gains (losses) from investment activities	(1.47)		2.99		0.91	0.79	1.81

Net increase (decrease) from operations	(1.38)		3.07		0.98	0.88	1.84

Dividends from net investment income	(0.10)		(0.08)		(0.05)	(0.07)	(0.01)

Distributions from net realized gains from investment activities	(0.42)		(0.02)		—	—	—

Total dividends and distributions to shareholders	(0.52)		(0.10)		(0.05)	(0.07)	(0.01)

Net asset value, end of period	$15.70		$17.60		$14.63	$13.70	$12.89

Total investment return(3)	(8.01)%		21.07%		7.18%	6.79%	16.68%

Ratios/supplemental data:
Net assets, end of period (000’s)	$26,432		$31,744		$29,967	$36,023	$41,204

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	1.45	%(4)	1.45	%(4)	1.45%	1.45%	1.45%

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.47	%(4)	1.46	%(4)	1.47%	1.49%	1.53%

Net investment income to average net assets	0.53%		0.51%		0.47%	0.66%	0.27%

Portfolio turnover	2%		2%		4%	7%	16%

(1)	Commencement of issuance of shares.
(2)	Calculated using the average shares method.
(3)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return for the period of less than one year has not been annualized.
(4)	Includes interest expense of less than 0.01%.
(5)	Annualized.

See accompanying notes to financial statements

Class C-2

						For the period
For the years ended May 31,						November 7, 2003(1)
						through
2008		2007		2006	2005	May 31, 2004

$17.61		$14.62		$13.70	$12.89	$12.12

0.14		0.13		0.12	0.13	0.04

(1.47)		3.00		0.91	0.79	0.77

(1.33)		3.13		1.03	0.92	0.81

(0.16)		(0.12)		(0.11)	(0.11)	(0.04)

(0.42)		(0.02)		—	—	—

(0.58)		(0.14)		(0.11)	(0.11)	(0.04)

$15.70		$17.61		$14.62	$13.70	$12.89

(7.67)%		21.50%		7.54%	7.15%	6.70%

$4,062		$5,002		$5,071	$5,816	$6,862

1.10	%(4)	1.10	%(4)	1.10%	1.10%	1.10	%(5)

1.15	%(4)	1.14	%(4)	1.15%	1.19%	1.21	%(5)

0.88%		0.85%		0.83%	1.01%	0.60	%(5)

2%		2%		4%	7%	16%

UBS S&P 500 Index Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class Y

	For the years ended May 31,

	2008		2007		2006	2005		2004

Net asset value, beginning of year	$17.90		$14.86		$13.93	$13.11		$11.24

Net investment income(1)	0.26		0.25		0.22	0.23		0.15

Net realized and unrealized gains (losses) from investment activities	(1.51)		3.05		0.92	0.80		1.84

Total increase (decrease) from operations	(1.25)		3.30		1.14	1.03		1.99

Dividends from net investment income	(0.27)		(0.24)		(0.21)	(0.21)		(0.12)

Distributions from net realized gains from investment activities	(0.42)		(0.02)		—	—		—

Total dividends and distributions to shareholders	(0.69)		(0.26)		(0.21)	(0.21)		(0.12)

Net asset value, end of year	$15.96		$17.90		$14.86	$13.93		$13.11

Total investment return(2)	(7.07)%		22.34%		8.21%	7.83%		17.79%

Ratios/supplemental data:
Net assets, end of year (000’s)	$39,313		$38,589		$29,396	$24,105		$21,783

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	0.45	%(3)	0.45	%(3)	0.45%	0.45	%(4)	0.45%

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	0.60	%(3)	0.56	%(3)	0.67%	0.45%		0.45%

Net investment income to average net assets	1.54%		1.52%		1.49%	1.67	%(4)	1.24%

Portfolio turnover	2%		2%		4%	7%		16%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Includes interest expense of less than 0.01%.
(4)	The advisor recouped expenses previously paid by the advisor on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Notes to financial statements

Organization and significant accounting policies
UBS S&P 500 Index Fund (the “Fund”) is currently the sole series of UBS Index Trust (the “Trust”), which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and was organized as a Delaware statutory trust on May 27, 1997.

Currently, the Fund offers Class A, Class B, Class C, Class C-2 and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B, Class C, and Class C-2 shares each have exclusive voting rights with respect to their service and/or distribution plans. Class Y shares have no service or distribution plan.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make

UBS S&P 500 Index Fund

Notes to financial statements

estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates net asset values based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair

UBS S&P 500 Index Fund

Notes to financial statements

value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

UBS S&P 500 Index Fund

Notes to financial statements

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Futures contracts—The Fund may use futures in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance for Fund management purposes. The Fund also may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying

UBS S&P 500 Index Fund

Notes to financial statements

securities, either as a hedge or to enhance return on realized gains. Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Investment advisor and administrator
The Board has approved an investment advisory and administration contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and

UBS S&P 500 Index Fund

Notes to financial statements

administration fee, which is accrued daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. At May 31, 2008, the Fund owed UBS Global AM $31,972 for investment advisory and administration fees.

UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses of Class A, Class B, Class C, Class C-2 and Class Y shares at a level not to exceed 0.70%, 1.10%, 1.45%, 1.10% and 0.45%, respectively, through September 30, 2008 (excluding interest expense, if any). The Fund will repay UBS Global AM for any such waivers/ reimbursements during the following three-year period to the extent that operating expenses are otherwise below the expense caps. For the year ended May 31, 2008, UBS Global AM waived fees/reimbursed expenses of $134,054. At May 31, 2008, UBS Global AM owed the Fund $40,045 for fee waivers and/or expense reimbursements.

At May 31, 2008, the Fund had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fee waivers/expense
reimbursements	Expires	Expires	Expires
subject to repayment	May 31, 2009	May 31, 2010	May 31, 2011

Class A	$180,839	$51,743	$67,342

Class B	6,119	3,437	2,113

Class C	7,351	3,372	6,327

Class C-2	2,981	1,934	2,030

Class Y	60,706	37,948	56,242

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2008, the Fund paid brokerage commissions to Morgan Stanley in the amount of $499. During the year ended May 31, 2008, the Fund purchased and sold certain securities (e.g., fixed income

UBS S&P 500 Index Fund

Notes to financial statements

securities) in principal trades with Morgan Stanley having an aggregate value of $19,682. Morgan Stanley received compensation in connection with these trades, which may have come in the form of a “mark-up” or “mark-down” of the price of securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is unknown by the advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) is the principal underwriter of the Fund’s shares. There is no service or distribution plan with respect to the Fund’s Class Y shares. Under separate plans of service and/or distribution pertaining to Class A, Class B, Class C and Class C-2 shares, the Fund pays UBS Global AM—US monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Class C-2 shares and monthly distribution fees at the annual rate of 0.40% of the average daily net assets of Class B and Class C-2, and 0.75% of the average daily net assets of Class C shares. At May 31, 2008, the Fund owed UBS Global AM—US $50,345 in service and distribution fees.

UBS Global AM—US also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, Class C and Class C-2 shares. UBS Global AM—US has informed the Fund that for the year ended May 31, 2008, it earned $12,823, $4,322, $2,729 and $911 in initial sales and deferred sales charges on Class A, Class B, Class C, and Class C-2 shares, respectively.

Redemption fees
Effective March 1, 2007, there is a redemption fee of 1.00% on any class of shares if an investor sells or exchanges shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectus. For the year ended May 31, 2008, redemption fees paid to the Fund were $8,701.

Transfer agency related services fees
UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, provides certain services pursuant to a delegation of authority from PFPC Inc. (“PFPC”), the Fund’s transfer agent, and was compensated for these services by PFPC, not the Fund.

UBS S&P 500 Index Fund

Notes to financial statements

For the year ended May 31, 2008, UBS Financial Services, Inc. received from PFPC, not the Fund, $27,034 of the total transfer agency and related services fess paid by the Fund to PFPC.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the Fund’s lending agent. For the year ended May 31, 2008, UBS Securities LLC earned $580 in compensation as the Fund’s lending agent. The Fund did not have any securities on loan at May 31, 2008 and did not owe UBS Securities LLC any compensation as lending agent.

Bank line of credit
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest will be charged to the Fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended May 31, 2008, the Fund had an average daily amount of borrowing of $1,137,332 for 9 days with a related weighted average annualized interest rate of 3.58%, which resulted in $1,018 of interest expense.

UBS S&P 500 Index Fund

Notes to financial statements

Purchases and sales of securities
For the year ended May 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government securities, were $3,858,806 and $19,479,927, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2008 and May 31, 2007 were as follows:

Distributions paid from:	2008	2007

Ordinary income	$2,494,314	$2,422,860

Capital gains	4,944,327	254,094

At May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,020,599

Undistributed long-term capital gains	441,226

Accumulated realized capital and other losses	(12,062,595)

Net unrealized appreciation of investments	31,430,615

Total accumulated earnings	$20,829,845

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at May 31, 2008 were as follows:

Tax cost of investments	$158,354,154

Gross unrealized appreciation	46,520,425

Gross unrealized depreciation	(15,089,810)

Net unrealized appreciation	$31,430,615

The differences between book-basis and tax-basis unrealized appreciation of investments and futures is attributable primarily to the tax deferral of

UBS S&P 500 Index Fund

Notes to financial statements

losses on wash sales and return of capital adjustments from real estate investment trusts.

At May 31, 2008, the Fund had a net capital loss carryforward of $12,062,595. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $5,536,090 in 2010 and $6,526,505 in 2011. The entire capital loss carryforward is from the acquisition of UBS Enhanced S&P 500 Fund on November 7, 2003. These losses may be subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In addition, the Fund utilized $1,485,646 of the capital loss carryforward to offset current year realized gains.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2008, undistributed net investment income was decreased by $41,230 and accumulated net realized loss from investment activities and futures was decreased by $41,230. These differences are primarily due to return of capital adjustments from real estate investment trusts.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the period ended May 31, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the year ended May 31, 2008.

UBS S&P 500 Index Fund

Notes to financial statements

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class A		Class B

For the year ended
May 31, 2008:	Shares	Amount	Shares	Amount

Shares sold	1,265,195	$20,753,402	191	$3,296

Shares repurchased	(2,305,406)	(38,360,168)	(31,795)	(541,823)

Shares converted from
Class B to Class A	69,603	1,165,650	(69,918)	(1,165,650)

Dividends reinvested	287,849	4,709,213	2,151	35,199

Net decrease	(682,759)	$(11,731,903)	(99,371)	$(1,668,978)

	Class C		Class C-2

For the year ended
May 31, 2008:	Shares	Amount	Shares	Amount

Shares sold	124,187	$2,047,780	339	$5,500

Shares repurchased	(297,283)	(4,843,969)	(35,117)	(557,072)

Dividends reinvested	53,543	869,547	9,443	153,069

Net decrease	(119,553)	$(1,926,642)	(25,335)	$(398,503)

	Class Y

For the year ended
May 31, 2008:	Shares	Amount

Shares sold	428,971	$7,044,937

Shares repurchased	(213,483)	(3,652,883)

Dividends reinvested	91,876	1,509,532

Net increase	307,364	$4,901,586

	Class A		Class B

For the year ended
May 31, 2007:	Shares	Amount	Shares	Amount

Shares sold	1,892,928	$30,508,670	1,060	$16,848

Shares repurchased	(3,423,659)	(54,344,598)	(74,803)	(1,172,769)

Shares converted from
Class B to Class A	225,635	3,575,983	(227,615)	(3,575,983)

Dividends reinvested	111,674	1,839,274	1,310	21,480

Net decrease	(1,193,422)	$(18,420,671)	(300,048)	$(4,710,424)

UBS S&P 500 Index Fund

Notes to financial statements

	Class C		Class C-2

For the year ended
May 31, 2007:	Shares	Amount	Shares	Amount

Shares sold	82,704	$1,313,135	413	$6,539

Shares repurchased	(338,977)	(5,407,509)	(65,668)	(1,032,627)

Dividends reinvested	10,797	176,420	2,461	40,169

Net decrease	(245,476)	$(3,917,954)	(62,794)	$(985,919)

	Class Y

For the year ended
May 31, 2007:	Shares	Amount

Shares sold	491,038	$7,999,075

Shares repurchased	(345,618)	(5,767,268)

Dividends reinvested	33,184	548,861

Net increase	178,604	$2,780,668

UBS S&P 500 Index Fund

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders
UBS S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities of UBS S&P 500 Index Fund (the “Fund”), (the sole series comprising UBS Index Trust), including the portfolio of investments, as of May 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS S&P 500 Index Fund at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
July 24, 2008

UBS S&P 500 Index Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS S&P 500 Index Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (May 31, 2008) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders is 100%.

For the fiscal year ended May 31, 2008, certain dividends paid by UBS S&P 500 Index Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,494,314 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2008. Such notification, which will reflect the amount to be used by calender year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2009. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Board of Trustees & Officers
The Fund is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Fund, the length of time served as a trustee and officer of the Fund, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	trust	time served	during past 5 years

Meyer Feldberg††; 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1997	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on a leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 62 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Independent Trustees

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	trust	time served	during past 5 years

Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 1997 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 67 207 Benedict Avenue Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 61 McLarty Associates 900 17th Street NW,18th floor Washington, D.C. 20006	Trustee	Since 1997	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Independent Trustees (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	trust	time served	during past 5 years

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (1995–2000 and 2001–2007).

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global Asset Management—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Nancy Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is Head–Americas for UBS Global Asset Management (since 2004); a member of the board of Adams Street Partners, LLC (since 2008); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 1997	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the trustees and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended May 31, 2008 and May 31, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $43,500 and $43,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended May 31, 2008 and May 31, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,700 and $3,773, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements and (2) review of the consolidated 2006 and 2005 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended May 31, 2008 and May 31, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $15,940 and $15,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended May 31, 2008 and May 31, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-Revised as of May 2007)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

...

2.
Pre-approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended May 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended May 31, 2008 and May 31, 2007, the aggregate fees billed by E&Y of $1,840,804 and $2,274,935, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007
Covered Services	$19,640	$19,273
Non-Covered Services	1,821,164	2,255,662

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed July 6, 2004 (Accession Number: 0001047469-04-025838)(SEC File No. 811-08229).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Index Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 30, 2008